UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	January 23, 2007

Penton Media, Inc.

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

001-14337	36-2875386

(Commission File Number)	(IRS Employer Identification No.)

The Penton Media Building 1300 East Ninth Street, Cleveland, Ohio	44114-1503

(Address of Principal Executive Offices)	(Zip Code)
216-696-7000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
On January 23, 2007, Penton Media, Inc. (“Penton”) announced that the stockholders of Penton voted to approve the Agreement and Plan of Merger, dated as of November 1, 2006, by and among Penton, Prism Business Media Holdings, Inc. (“Prism”) and a wholly-owned subsidiary of Prism, at a special meeting of the stockholders of Penton held on January 23, 2007.
A copy of the press release announcing the receipt of Penton stockholder approval is filed as Exhibit 99.1 hereto.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
99.1    Press Release dated January 23, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PENTON MEDIA, INC.
	By: Name: Title:	/s/ Preston L. Vice Preston L. Vice Chief Financial Officer
Date: January 23, 2007